General	6 Months Ended
Jun. 30, 2024
General [Abstract]
General

Note 1 – General

1.	PARAZERO TECHNOLOGIES LTD. - (the “Company”) was incorporated in Israel on June 30, 2013. The Company’s address is 1 HaTahana, Kfar Saba, 4453001, Israel. The Company is an aerospace company that is focused on drone safety systems and engaged in the business of designing, developing, and providing what it believes are best-in-class autonomous parachute safety systems for commercial drones, also known as unmanned aerial systems, or UAS. The company was founded by a group of aviation professionals, together with veteran drone operators, to address the drone industry’s safety challenges. The Company’s goal is to enable the drone industry to realize its greatest potential through increasing safety and mitigating operational risk.

2.	The Company is in its commercialization stage and has not generated significant revenues at this stage. The Company has incurred recurring losses and negative cash flows from operating activities since inception, such that as of June 30, 2024, the Company had accumulated losses of $20,449,151, and a shareholders’ equity of $4,105,398.

On July 31, 2023, the Company raised gross proceeds of $7.8 million from its IPO, and on October 30, 2023, the Company raised gross proceeds of approximately $5.1 million in a private investment in public equity transaction (the “PIPE”).

Management expects that it will require additional financing in the future to fund its operations until it shall have generated significant revenues. Based on the Company’s current operating plan, the Company’s management currently estimates that its cash position will support its current operations as currently conducted for more than 12 months from the date of issuance of these interim financial statements.